Exhibit 99.1

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Financial Statements

For the Six Months Ended June 30, 2011

(UNAUDITED)

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL

JUNE 30, 2011

(UNAUDITED)

(in U.S. Dollars)

Assets
Investment in Wellington Management Legacy Securities PPIF Master Fund, LP (the “Master Fund”), at fair value	$771,007,649
Cash	377,066

Total assets	$771,384,715

Liabilities and partners’ capital

Liabilities
Management fees payable	$381,985
Due to Limited Partners	172,050
Professional fees payable	119,028
Administration fees payable	45,396
Due to General Partner	2,000
Other accrued expenses	59,717

Total liabilities	780,176

Partners capital
General Partner	3,462,920
Limited Partners	767,141,619

Total partners’ capital	770,604,539

Total liabilities and partners’ capital	$771,384,715

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011

(UNAUDITED)

(in U.S. Dollars)

Net investment income allocated from Master Fund
Interest income	$55,698,296
Interest expense	(4,845,218)
Administration fees	(158,000)
Professional fees	(28,672)
Other expenses	(29,367)

Net investment income allocated from Master Fund	50,637,039

Offshore Feeder expenses
Management fees	752,300
Administration fees	130,414
Professional fees	79,933
Other expenses	16,116

Total Offshore Feeder expenses	978,763

Net investment income	49,658,276

Net realized and change in unrealized appreciation (depreciation) allocated from Master Fund
Net realized gain on investments	171,252
Net realized loss on swaps	(1,328,952)
Net change in unrealized appreciation on UST Warrant	325,651
Net change in unrealized depreciation on investments	(72,883,127)
Net change in unrealized depreciation on swaps	(13,308,713)

Net realized and change in unrealized depreciation allocated from Master Fund	(87,023,889)

Net decrease in partners’ capital resulting from operations	$(37,365,613)

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

FOR THE SIX MONTHS ENDED JUNE 30, 2011

(UNAUDITED)

(in U.S. Dollars)

		Offshore Cayman Feeders
	General Partner	Advent Legacy Securities, Ltd.	Wellington Management Legacy Securities PPIF (Offshore) Ltd.	Other Limited Partners’	Total
Partners’ capital, at December 31, 2010	$11,125,968	$91,592,135	$622,256,218	$30,227,694	$755,202,015
Contributions	10,000	10,180,000	69,020,000	3,300,000	82,510,000
Distributions
Investment proceeds	(3,605)	(3,669,521)	(24,879,207)	(1,189,530)	(29,741,863)

Net decrease in Partners’ Capital resulting from operations	(4,431)	(4,644,842)	(31,254,449)	(1,461,891)	(37,365,613)
Carried Interest	(7,665,012)	989,802	6,675,210	—	—

Partners’ capital, at June 30, 2011	$3,462,920	$94,447,574	$641,817,772	$30,876,273	$770,604,539

Remaining capital commitments, end of period	$9,897	$10,075,093	$68,308,732	$3,265,993	$81,659,715

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2011

(UNAUDITED)

(in U.S. Dollars)

Cash flows from operating activities:
Net decrease in partners’ capital resulting from operations	$(37,365,613)

Adjustments to reconcile net decrease in partners’ capital resulting from operations to net cash used in operating activities:
Investments made in Master Fund	(82,510,000)
Distributions received from Master Fund	30,966,963
Net investment income allocated from the Master Fund	(50,637,039)
Net realized and change in unrealized depreciation allocated from Master Fund	87,023,889
Decrease in management fees payable	(199,590)
Decrease in due to Limited Partners	(60,000)
Increase in professional fees payable	10,276
Decrease in administration fees payable	(14,487)
Decrease in distribution payable	(189,212)
Increase in other accrued expenses	13,749

Net cash used in operating activities	(52,961,064)

Cash flows from financing activities:
Contributions	82,510,000
Distributions	(29,741,863)

Net cash provided by financing activities	52,768,137

Net change in cash	(192,927)

Cash:
Beginning of period	569,993

End of period	$377,066

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